POWER OF ATTORNEY

     We the undersigned officers and Trustees of Accolade Funds (the "Trust"), do hereby severally constitute and appoint Bobby D. Duncan, Frank E. Holmes, Susan B. McGee, and Thomas D. Tays, and each of them acting singularly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, any Amendment to the Registration Statement of the Trust on Form N-1A to be filed with the Securities and Exchange Commission and to take such further action in respect thereto as they, in their sole discretion, deem necessary to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all documents related to said amendment to the Registration Statement.

     IN WITNESS WHEREOF, we have hereunto set our hands on the dates indicated below.

SIGNATURE                       TITLE                         DATE
---------                       -----                         ----

/S/ FRANK E. HOLMES             President, Chief              January 10, 1996
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         Frank E. Holmes        Executive Officer, Trustee

/S/ CLARK R. MANDIGO            Trustee                       January 10, 1996
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        Clark R. Mandigo

/S/ RICHARD E. HUGHS            Trustee                       January 10, 1996
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        Richard E. Hughs

/S/ BOBBY D. DUNCAN             Executive Vice President,     January 10, 1996
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         Bobby D. Duncan        Chief Operating Officer and
                                Chief Financial Officer

/S/ TERESA G. ROWAN             Vice President                January 10, 1996
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         Teresa G. Rowan        Chief Accounting Officer,
                                Treasurer